UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

JPMORGAN CHASE & CO.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 17, 2011.

JPMORGAN CHASE & CO. BNY MELLON SHAREOWNER SERVICES C/O BNY MELLON POST OFFICE BOX 3500 SOUTH HACKENSACK, NJ 07606-3500

Meeting Information
Meeting Type: Annual
For holders as of: March 18, 2011
Date: May 17, 2011 Time: 10:00 AM
Location: JPMorgan Chase McCoy Center
1111 Polaris Parkway
Columbus, OH 43240
(for directions see reverse side of the following page to this notice)

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online:

Have the information that is printed in the box marked by the arrow   (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow   (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 3, 2011, to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the following proposals:

1.	Election of Directors

	1a.	Crandall C. Bowles

	1b.	Stephen B. Burke

	1c.	David M. Cote

	1d.	James S. Crown

	1e.	James Dimon

	1f.	Ellen V. Futter

	1g.	William H. Gray, III

	1h.	Laban P. Jackson, Jr.

	1i.	David C. Novak

	1j.	Lee R. Raymond

	1k	William C. Weldon

2.	Appointment of independent registered public accounting firm
3.	Advisory vote on executive compensation
The Board of Directors recommends you select 1 Year on the following proposal:
4.	Advisory vote on frequency of advisory vote on executive compensation

The Board of Directors recommends you vote FOR the following proposal:

5.	Approval of Amendment to Long-Term Incentive Plan

The Board of Directors recommends you vote AGAINST the following shareholder proposals:

6.	Political non-partisanship

7.	Shareholder action by written consent

8.	Mortgage loan servicing

9.	Political contributions

10.	Genocide-free investing

11.	Independent lead director

The proxies are authorized to vote in their discretion on all other matters that may properly come before the meeting and any adjournment thereof.

Directions to JPMorgan Chase McCoy Center – JPMorgan Chase McCoy Center, at 1111 Polaris Parkway, is bordered by Polaris Parkway, South Old State Road, Sancus Boulevard and Lazelle Road, 1.5 miles west of Interstate 71. From Interstate 71, take the Polaris Parkway exit. Parking is available for shareholders entering at the Polaris Parkway entrance.